UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5586
Oppenheimer California Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.

July 31, 2011

OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Oppenheimer California Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®
The Right Way to Invest

M A N A G E M E N T C O M M E N TA R Y Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Financial Statements “If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.” Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS
Top Ten Categories

Special Tax	24.8%
Tobacco-Master Settlement Agreement	20.6
General Obligation	8.0
Tax Increment Financing (TIF)	7.0
Water Utilities	3.7
Hospital/Healthcare	3.6
Marine/Aviation Facilities	3.2
Special Assessment	3.1
Municipal Leases	3.0
Airlines	2.6
Portfolio holdings are subject to change. Percentages are as of July 29, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	3.9%
AA	23.2
A	13.6
BBB	23.3
BB or lower	5.5
Unrated	30.5

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
11 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 29 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Near the midpoint of the 12-month period ended July 29, 2011, changes in market conditions and investor confidence created significant pricing pressure in the municipal bond market, generally leading to declines in bond prices and bond fund net asset values. Despite this market turmoil, the Class A shares of Oppenheimer California Municipal Fund produced a total return of 4.11% at net asset value for the reporting period (-0.83% with sales charge), with tax-free income providing all of the positive total return.
     This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. Additionally, the distribution yield of this Fund’s Class A shares was 6.80% at NAV, 247 basis points higher than the average in its peer category. In all, Oppenheimer California Municipal Fund distributed 53.4 cents per Class A share, including a small amount of taxable income.
     The charts on pages 17 to 20 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Oppenheimer California Municipal Fund remained invested in land development (or “dirt”) bonds, which are Special Tax and Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax and Special Assessment sectors represented 24.8% and 3.1% of the Fund’s total assets, respectively.
     In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due.
     During this reporting period, prices of “dirt bonds” rose, reflecting gradual improvements in the housing market and overall economy However, not all holdings in the Special Tax and Special Assessment were current on their scheduled interest and principal payments this reporting period. For example, since August 2006, the Fund has been the majority bondholder in a Lathrop project planned for single-family homes and some commercial development in

1. July 29, 2011, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.
12 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

San Joaquin County, about 75 miles east of San Francisco. The developer, a likely victim of the tough California real estate market, abandoned the land before beginning construction. As a result, no payments were received this reporting period. Despite the existence of these types of situations, the Special Tax and Special Assessment sectors were both positive contributors to the Fund’s total return this reporting period. The high level of tax-free income that these bonds typically supply lends support to our long-standing belief that carefully researched dirt bonds belong in our portfolios.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, comprised the Fund’s second largest industry sector as of July 29, 2011, representing 20.6% of the Fund’s total assets.2

     Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. In a move that we characterized as “of minimal concern,” bond trustees for Golden State Tobacco Securitization Corporation notified bondholders this reporting period that it would draw down reserves to cover a small fraction of its spring MSA payments. The tobacco sector contributed positively to the Fund’s total return this reporting period, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 8.0% of the Fund’s total assets as of July 29, 2011. While California and many of its municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. This sector also contributed positively to the Fund’s total return this reporting period.

2. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
13 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.6% of the Fund’s net assets on July 29, 2011. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     Near the end of this reporting period, Puerto Rico issued $305 million in new-money general obligation debt, its first such offering in nearly three years. The bonds, which will mature in 2041, were sold with a yield of 5.95%.
     This bond sale, we believe, confirms the market’s approval of the fiscal improvements that have been championed by first-term governor Luis Fortuño. In a Municipal Forum speech in New York this reporting period, the governor talked about the progress his team has made in reducing the Commonwealth’s structural deficit, encouraging public-private partnerships, focusing on pension reform and reducing spending. The Commonwealth, its agencies and the Government Development Bank (GDB) retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. Our Puerto Rico holdings contributed favorably to the Fund’s total return this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     The Fund’s holdings in municipal bonds issued by utilities represented 7.5% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities typically have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings as of July 29, 2011, included water utilities with 3.7% of the Fund’s total assets; gas utilities with 1.7%; electric utilities with 1.3%, and sewer utilities with 0.8% Of these four sectors, all but sewer utilities contributed favorably to the Fund’s total return this reporting period.
     Tax increment financing (TIF) bonds constituted 7.0% of the Fund’s total assets on July 29, 2011. Traditionally, this type of financing has been used for urban and suburban renewal projects. Property values in Orange and Los Angeles counties, among others, began to edge up during this reporting period, and rising property values have historically favored TIF investors. The Fund’s holdings in this sector delivered highly competitive yield and, as a result, the sector contributed positively to the Fund performance this reporting period.
     As of July 29, 2011, the Fund was invested in the hospital/health care sector, representing 3.6% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010;
14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector also contributed positively to the Fund’s total return this reporting period.
     Also this reporting period, the Fund remained invested in securities used to finance marine and aviation facilities. Many of these bonds are high-grade investments that are backed by revenues from the terminals, maintenance facilities and other on-site projects at various ports and airports throughout the state. As of July 29, 2011, 3.2% of the Fund’s total assets were invested in this sector, which contributed positively to the Fund’s total return this reporting period.
     The Fund had invested 3.0% of total assets in the municipal leases sector at the end of this reporting period. Bonds in this sector are typically backed by securitized lease payments a municipality makes to occupy municipal space. The sector enhanced Fund performance this reporting period.
     The Fund’s airline holdings represented 2.6% of total assets as of July 29, 2011. Many of the Fund’s holdings are backed by lease payments on the airport terminal buildings or maintenance facilities whose construction they finance. The airline industry, which returned to profitability in 2010, has continued to generate higher levels of monthly passenger revenue this reporting period. Late this reporting period, the Department of Transportation revealed that domestic carriers generated revenues of $3.4 billion in 2010 from baggage fees alone, part of the industry’s ongoing effort to strengthen their financial picture through special add-on fees for ticketed passengers. This sector contributed positively to the Fund’s performance this reporting period.
     As of July 29, 2011, the Fund’s investments in the multifamily housing sector represented 2.2% of the Fund’s total assets. These securities continued to provide attractive levels of tax-free income and contributed favorably to the Fund’s total return, despite the difficult conditions in the national housing market this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they also face greater price volatility. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1. The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
 Class B Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1. The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 21 for further information.

1. The Fund’s returns have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This annual report must be preceded or accompanied by the current prospectus of Oppenheimer California Municipal Fund. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/3/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,111.60	$5.45
Class B	1,000.00	1,106.70	10.01
Class C	1,000.00	1,107.60	9.55
Class Y	1,000.00	1,114.20	4.42

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.37	5.21
Class B	1,000.00	1,015.06	9.58
Class C	1,000.00	1,015.50	9.13
Class Y	1,000.00	1,020.35	4.22
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.05%
Class B	1.93
Class C	1.84
Class Y	0.85
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 29, 2011*

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.4%
California—105.6%
$100,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	4.900%	09/01/2014	$90,780
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250	09/01/2026	1,936,031
7,310,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.350	09/01/2036	4,701,061
2,035,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400	09/01/2036	1,318,822
55,000	Adelanto, CA Improvement Agency, Series B1	5.500	12/01/2023	50,376
1,125,000	Adelanto, CA Public Utility Authority[1]	6.750	07/01/2039	1,160,359
2,000,000	Agua Mansa, CA Industrial Growth Assoc. Special Tax[1]	6.500	09/01/2033	2,005,920
1,640,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500	01/01/2030	1,693,480
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625	01/01/2040	1,033,540
25,000	Alvord, CA Unified School District Community Facilities District[1]	5.875	09/01/2034	22,377
100,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	4.500	09/01/2017	96,483
1,295,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	5.000	09/01/2036	957,963
1,580,000	Alvord, CA Unified School District Community Facilities District Special Tax[1]	5.000	09/01/2036	1,168,789
975,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2031	934,245
980,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.125	09/01/2032	931,608
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2034	3,093,570
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250	10/01/2039	7,218,330
500,000	Arvin, CA Community Redevel. Agency[1]	5.000	09/01/2025	414,045
2,435,000	Arvin, CA Community Redevel. Agency[1]	5.125	09/01/2035	1,796,762
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500	09/01/2038	535,254
975,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1]	5.000	09/01/2021	896,396
1,000,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.000	09/02/2027	763,130
850,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.125	09/02/2026	724,761
465,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.350	09/02/2022	410,986
1,260,000	Bakersfield, CA Improvement Bond Act 1915[1]	5.400	09/02/2025	1,057,430
1,630,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375	09/02/2028	1,605,762
24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.250%	12/01/2035	$10,743,700
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.500	04/01/2043	10,432,600
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[2]	5.625	04/01/2044	10,553,100
2,700,000	Beaumont, CA Financing Authority, Series A1	5.350	09/01/2036	2,320,488
1,050,000	Beaumont, CA Financing Authority, Series A1	6.875	09/01/2036	1,068,113
5,000	Beaumont, CA Financing Authority, Series A1	7.000	09/01/2023	5,003
685,000	Beaumont, CA Financing Authority, Series B1	5.000	09/01/2027	574,325
3,170,000	Beaumont, CA Financing Authority, Series B1	5.050	09/01/2037	2,424,162
500,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	484,205
1,525,000	Beaumont, CA Financing Authority, Series B1	6.000	09/01/2034	1,403,702
450,000	Beaumont, CA Financing Authority, Series B1	8.625	09/01/2039	470,309
225,000	Beaumont, CA Financing Authority, Series B1	8.875	09/01/2034	235,928
2,340,000	Beaumont, CA Financing Authority, Series C1	5.500	09/01/2035	2,077,709
2,000,000	Beaumont, CA Financing Authority, Series D1	5.800	09/01/2035	1,839,700
3,245,000	Beaumont, CA Financing Authority, Series E1	6.250	09/01/2038	3,044,167
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300	09/01/2035	384,740
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.650	05/01/2029	26,004
2,300,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750	05/01/2038	2,328,129
7,430,000	Brentwood, CA Infrastructure Financing Authority[1]	5.200	09/02/2036	5,247,289
25,000	Buena Park, CA Special Tax (Park Mall)[1]	6.100	09/01/2028	22,869
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000	10/01/2020	60,023
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000	09/01/2037	3,062,970
1,300,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)[1]	5.200	11/15/2022	1,309,100
105,000	CA ABAG Finance Authority for NonProfit Corporations (Odd Fellows Home of California)[1]	5.350	11/15/2032	102,118
65,000	CA ABAG Finance Authority for NonProfit Corporations (Redding Assisted Living Corp.)[1]	5.250	11/15/2031	48,963
10,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)[1]	5.950	01/01/2024	10,008
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350	10/01/2029	24,846
4,300,000	CA ABAG Finance Authority for NonProfit Corporations COP (Redwood Senior Homes & Services)[1]	6.125	11/15/2032	4,216,881
25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$75,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000%		01/01/2023	$66,887
20,000	CA Bay Area Government Association[1]	4.125		09/01/2019	17,697
10,530,000	CA County Tobacco Securitization Agency[1]	5.000		06/01/2047	6,658,435
39,700,000	CA County Tobacco Securitization Agency	5.750	[3]	06/01/2057	413,277
15,945,000	CA County Tobacco Securitization Agency	5.820	[3]	06/01/2033	1,488,147
45,600,000	CA County Tobacco Securitization Agency	6.125	[3]	06/01/2057	418,608
20,000,000	CA County Tobacco Securitization Agency	6.300	[3]	06/01/2055	204,400
82,110,000	CA County Tobacco Securitization Agency	6.423	[3]	06/01/2046	2,687,460
51,500,000	CA County Tobacco Securitization Agency	6.700	[3]	06/01/2057	354,835
55,250,000	CA County Tobacco Securitization Agency	6.901	[3]	06/01/2057	306,638
71,700,000	CA County Tobacco Securitization Agency	7.000	[3]	06/01/2055	807,342
347,900,000	CA County Tobacco Securitization Agency	7.550	[3]	06/01/2055	2,094,358
173,750,000	CA County Tobacco Securitization Agency	7.553	[3]	06/01/2055	1,045,975
409,500,000	CA County Tobacco Securitization Agency	8.251	[3]	06/01/2055	2,465,190
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100		06/01/2028	717,647
19,815,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	13,739,099
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	2,582,803
11,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2045	7,412,117
6,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.250		06/01/2046	3,665,400
8,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450		06/01/2028	6,962,240
25,275,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	18,965,602
30,235,000	CA County Tobacco Securitization Agency (TASC)[1]	5.650		06/01/2041	21,915,537
28,470,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	20,412,705
4,375,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	4,141,331
9,485,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	7,529,288
1,275,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	982,898
10,545,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	8,570,660
11,375,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	8,953,149
9,340,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	7,617,050
50,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2043	40,002
30,000	CA County Tobacco Securitization Agency (TASC)[1]	6.250		06/01/2037	24,889
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[3]	06/01/2046	4,401,552
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[3]	06/01/2046	2,226,014
80,000	CA Dept. of Veterans Affairs Home Purchase[1]	5.200		12/01/2027	80,044
5,000	CA Dept. of Water Resources (Center Valley)	5.400		07/01/2012	5,023
4,405,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.000		06/01/2035	3,554,835
300,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.750		06/01/2025	290,253
26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$60,000	CA Educational Facilities Authority (California College of Arts & Crafts)[1]	5.875%		06/01/2030	$56,888
1,250,000	CA Educational Facilities Authority (San Francisco University)[1]	6.125		10/01/2036	1,338,813
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	2,576,000
10,000	CA GO1	5.000		10/01/2023	10,017
5,000	CA GO1	5.125		02/01/2027	5,019
5,000	CA GO1	5.125		06/01/2031	5,001
35,000	CA GO1	5.250		06/01/2021	35,404
5,000	CA GO1	5.500		10/01/2022	5,031
1,500,000	CA GO1	6.000		03/01/2033	1,641,420
60,000	CA GO1	6.250		10/01/2019	60,498
200,000	CA GO1	6.250		10/01/2019	201,660
10,000,000	CA GO1	6.500		04/01/2033	11,212,400
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[4]	06/01/2037	9,114,980
20,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	13,477,800
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250		02/01/2026	2,164,751
430,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)[1]	7.000		09/01/2021	419,370
1,790,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125		07/01/2018	1,791,289
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500		10/01/2039	14,590,124
100,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250		10/01/2028	112,115
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	5,072,750
80,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.350		08/15/2028	80,027
8,285,000	CA HFA (Home Mtg.)[1]	5.500		02/01/2042	8,423,194
25,000	CA HFA (Multifamily Hsg.)[1]	5.375		08/01/2028	23,374
275,000	CA HFA (Multifamily Hsg.)[1]	5.950		08/01/2028	264,487
2,395,000	CA HFA (Multifamily Hsg.)[1]	6.050		08/01/2027	2,413,777
400,000	CA HFA (Multifamily Hsg.), Series A1	5.900		02/01/2028	400,068
95,000	CA HFA (Multifamily Hsg.), Series B1	5.500		08/01/2039	81,095
27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$5,315,000	CA HFA, Series C1	5.750%		08/01/2030	$5,380,906
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250		07/15/2045	973,890
40,000	CA Independent Cities Lease Finance Authority (Caritas Affordable Hsg.)[1]	5.375		08/15/2040	35,875
110,000	CA Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek)[1]	6.000		09/01/2033	102,375
10,000,000	CA M-S-R Energy Authority[1]	6.500		11/01/2039	10,892,100
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000		07/01/2022	69,282
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)[1]	5.100		09/15/2023	9,058
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)[1]	6.000		04/01/2031	1,036,550
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000		10/01/2039	1,424,085
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875		05/15/2029	1,817,375
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125		05/15/2039	1,037,480
1,400,000	CA Pollution Control Financing Authority (Sacramento Biosolids Facility)[1]	5.500		12/01/2024	1,087,548
85,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	85,277
955,000	CA Pollution Control Financing Authority (San Diego Gas & Electric Company)[1]	5.850		06/01/2021	958,113
2,795,000	CA Public Works[1]	5.750		03/01/2030	2,868,117
2,500,000	CA Public Works[1]	6.000		03/01/2035	2,585,375
365,000	CA Public Works[1]	6.125		11/01/2029	386,765
8,370,000	CA Public Works[1]	6.375		11/01/2034	8,901,244
6,550,000	CA Public Works[1]	6.625		11/01/2034	7,103,017
735,000	CA Public Works (Dept. of Corrections)[1]	5.250		06/01/2028	735,823
900,000	CA Public Works (Dept. of Health Services)	5.500		11/01/2015	907,515
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000		11/01/2031	838,611
125,000	CA Public Works (Trustees California State University)[1]	6.000		04/01/2027	132,588
2,810,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500		08/01/2047	1,456,507
350,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[1]	5.500		08/01/2047	163,268
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[3]	06/01/2047	372,592
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[3]	06/01/2056	846,450
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[3]	06/01/2056	286,000
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[3]	06/01/2041	1,895,086
108,920,000	CA Silicon Valley Tobacco Securitization Authority	8.597	[3]	06/01/2036	9,740,716
28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$95,000	CA Statewide CDA[1]	5.000%		09/02/2018	$89,155
135,000	CA Statewide CDA[1]	5.000		09/02/2019	123,278
235,000	CA Statewide CDA[1]	5.125		09/02/2020	211,420
2,855,000	CA Statewide CDA[1]	5.125		09/02/2025	2,307,382
8,070,000	CA Statewide CDA[1]	5.200		09/02/2036	5,739,788
100,000	CA Statewide CDA	6.527	[3]	09/01/2028	29,944
75,000	CA Statewide CDA[1]	6.625		09/01/2027	74,996
50,000	CA Statewide CDA[1]	6.750		09/01/2037	49,452
100,000	CA Statewide CDA	6.773	[3]	09/01/2034	18,686
15,000	CA Statewide CDA[1]	7.000		07/01/2022	15,008
3,000,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040	2,853,990
770,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	6.500		07/01/2032	671,763
1,325,000	CA Statewide CDA (Citrus Gardens Apartments)[1]	9.000		07/01/2032	1,154,764
75,000	CA Statewide CDA (East Campus Apartments)[1]	5.625		08/01/2034	69,925
1,350,000	CA Statewide CDA (East Tabor Apartments)[1]	6.850		08/20/2036	1,419,080
50,000	CA Statewide CDA (Eastfield Ming Quong)	5.500		06/01/2012	50,187
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,302,250
5,000,000	CA Statewide CDA (Fairfield Apartments)[5]	7.250		01/01/2035	1,992,600
60,000	CA Statewide CDA (GP Steinbeck)	5.492	[3]	03/20/2022	32,798
1,000,000	CA Statewide CDA (Huntington Park Charter School)[1]	5.250		07/01/2042	740,110
1,145,000	CA Statewide CDA (International School Peninsula)[1]	5.000		11/01/2025	970,708
1,000,000	CA Statewide CDA (International School Peninsula)[1]	5.000		11/01/2029	807,010
65,000	CA Statewide CDA (Lincoln Apartments)[1]	5.350		09/20/2036	65,147
2,750,000	CA Statewide CDA (Live Oak School)[1]	6.750		10/01/2030	2,670,635
2,500,000	CA Statewide CDA (Lodi Memorial Hospital)[1]	5.000		12/01/2027	2,469,600
5,810,000	CA Statewide CDA (Marin Montessori School)[1]	7.000		10/01/2033	5,732,030
2,141,800	CA Statewide CDA (Microgy Holdings)[5]	9.000		12/01/2038	119,512
6,200,000	CA Statewide CDA (Mountain Shadows Community)[1]	5.000		07/01/2031	4,443,912
1,400,000	CA Statewide CDA (Napa Valley Hospice)[1]	7.000		01/01/2034	1,119,594
1,385,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.500		10/01/2023	1,329,808
4,635,000	CA Statewide CDA (Notre Dame de Namur University)[1]	6.625		10/01/2033	4,232,728
30,000	CA Statewide CDA (Quail Ridge Apartments)[1]	5.375		07/01/2032	23,267
1,320,000	CA Statewide CDA (Quail Ridge Apartments)[1]	6.500		07/01/2032	1,070,282
1,950,000	CA Statewide CDA (Quail Ridge Apartments)[1]	9.000		07/01/2032	1,591,259
425,000	CA Statewide CDA (Rio Bravo)[1]	6.500		12/01/2018	384,204
12,000,000	CA Statewide CDA (St. Joseph’s)[2]	5.750		07/01/2047	12,044,160
220,000	CA Statewide CDA (Stonehaven Student Hsg.)[1]	5.875		07/01/2032	194,766
15,000	CA Statewide CDA (Sutter Health Obligated Group)[1]	5.500		08/15/2034	15,037
1,500,000	CA Statewide CDA COP (Children’s Hospital of Los Angeles)[1]	5.000		08/15/2047	1,200,795
29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$60,000	CA Statewide CDA COP (Children’s Hospital of Los Angeles)[1]	5.250%		08/15/2029	$57,044
165,000	CA Statewide CDA COP (Internext Group)[1]	5.375		04/01/2030	149,543
245,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842	[3]	09/01/2022	117,850
9,690,000	CA Statewide CDA, Series A1	5.150		09/02/2037	6,893,854
5,980,000	CA Statewide CDA, Series B1	6.250		09/02/2037	5,146,926
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375	[3]	06/01/2046	1,414,429
220,000,000	CA Statewide Financing Authority Tobacco Settlement	7.876	[3]	06/01/2055	1,531,200
7,975,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	6,397,386
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	20,055
20,010,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	15,719,456
15,965,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2043	12,541,785
1,360,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,088,408
100,000	CA Western Hills Water District Special Tax[1]	5.000		09/01/2014	85,230
25,000	CA Western Hills Water District Special Tax[1]	5.200		09/01/2019	17,011
25,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	5.700		09/01/2011	24,894
105,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.000		09/01/2024	66,462
4,495,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.125		09/01/2031	2,576,085
300,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.700		09/01/2020	221,619
90,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.750		09/01/2022	63,854
3,695,000	CA Western Hills Water District Special Tax (Diablo Grande Community Facilities)[1]	6.875		09/01/2031	2,330,806
10,000	CA William S. Hart Joint School Financing Authority[1]	5.600		09/01/2023	10,060
10,000	CA William S. Hart Union School District[1]	6.000		09/01/2033	9,667
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.500		09/01/2036	830,275
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[1]	5.550		09/01/2036	772,086
25,000	Campbell, CA (Civic Center) COP	5.125		10/01/2019	25,086
75,000	Campbell, CA (Civic Center) COP[1]	5.250		10/01/2028	75,193
30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500%	09/02/2028	$24,035
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	104,528
1,500,000	Carson, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2036	1,612,140
4,510,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	4,534,309
45,000	Chino, CA Community Facilities District Special Tax[1]	5.950	09/01/2033	41,868
1,000,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2023	786,620
1,625,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000	09/01/2027	1,172,844
2,175,000	Chowchilla, CA Community Facilities Sales Tax District[1]	5.000	09/01/2037	1,579,333
1,480,000	Chowchilla, CA Redevel. Agency[1]	5.000	08/01/2037	1,081,895
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,158,580
11,360,000	Citrus, CA Community College District[2]	5.500	06/01/2031	12,060,344
1,775,000	Colton, CA Community Facilities District Special Tax[1]	7.500	09/01/2020	1,776,935
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	3,892,466
5,000	Contra Costa County, CA Public Financing Authority Tax Allocation[1]	5.850	08/01/2033	4,420
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,248,009
980,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150	09/01/2036	811,009
985,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Francsican)[1]	6.500	12/15/2047	844,352
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375	09/01/2038	1,757,872
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	4,097,761
35,000	Dixon, CA Sewer System COP[1]	5.750	09/01/2021	35,067
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	15,602,100
6,875,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2037	7,065,369
200,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2030	170,954
340,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.000	09/01/2037	273,775
200,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.100	09/01/2037	163,526
31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$3,740,000	Eastern CA Municipal Water District Community Facilities Special Tax[1]	5.250%	09/01/2035	$2,811,508
50,000	Eastern CA Municipal Water District Community Facilities Special Tax (Barrington Heights)[1]	5.125	09/01/2035	41,422
1,500,000	Eastern CA Municipal Water District Community Facilities Special Tax (Crown Valley Village)[1]	5.625	09/01/2034	1,240,950
425,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2003-25[1]	5.000	09/01/2036	343,919
20,000	Eastern CA Municipal Water District Community Facilities Special Tax No. 2004-26[1]	5.000	09/01/2025	18,044
2,000,000	El Dorado County, CA Special Tax[1]	5.250	09/01/2035	1,503,480
25,000	Etiwanda, CA School District Special Tax[1]	5.400	09/01/2035	21,277
10,300,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2[1]	6.000	09/01/2037	8,757,987
1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)[1]	6.875	09/01/2038	955,700
100,000	Fillmore, CA Public Financing (Central City Redevel.)[1]	5.500	06/01/2031	83,379
5,050,000	Folsom, CA Special Tax Community Facilities District No. 31[1]	5.000	09/01/2036	3,805,933
10,000	Folsom, CA Special Tax Community Facilities District No. 7[1]	6.000	09/01/2024	10,004
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	9,501
10,000,000	Foothill, CA De Anza Community College District[1]	5.000	08/01/2040	10,265,400
20,000	Fremont, CA Community Facilities District (Pacific Commons)[1]	6.250	09/01/2026	20,000
1,010,000	Greenfield, CA Union School District[1]	7.000	09/01/2040	1,040,391
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	5,551,556
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,233,198
10,000,000	Grossmont, CA Union High School District[2]	5.500	08/01/2045	10,536,200
1,165,000	Heber, CA Public Utilities District (Heber Meadows)[1]	5.300	09/01/2035	896,444
1,020,000	Hemet, CA Unified School District[1]	5.100	09/01/2030	814,796
785,000	Hemet, CA Unified School District[1]	5.125	09/01/2036	652,257
1,285,000	Hemet, CA Unified School District[1]	5.125	09/01/2037	963,416
1,505,000	Hemet, CA Unified School District[1]	5.250	09/01/2035	1,279,100
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.375	09/01/2026	998,186
2,835,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.750	09/01/2039	2,339,215
60,000	Hemet, CA Unified School District Community Facilities District Special Tax[1]	5.625	09/01/2035	54,086
25,000	Hesperia, CA Improvement Bond Act 1915[1]	8.500	09/02/2024	25,758
1,360,000	Hesperia, CA Public Financing Authority, Tranche A1	6.250	09/01/2035	1,217,363
32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$3,360,000	Hesperia, CA Public Financing Authority, Tranche B1	6.250%		09/01/2035	$3,007,603
3,340,000	Hesperia, CA Public Financing Authority, Tranche C1	6.250		09/01/2035	2,989,701
1,065,000	Hesperia, CA Unified School District[1]	5.000		09/01/2030	898,849
1,700,000	Hesperia, CA Unified School District[1]	5.000		09/01/2037	1,349,358
50,000	Hesperia, CA Unified School District[1]	5.200		09/01/2035	41,298
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900		09/01/2037	959,902
870,000	Imperial County, CA Special Tax[1]	5.000		09/01/2026	710,799
1,070,000	Imperial County, CA Special Tax[1]	5.000		09/01/2037	678,765
3,385,000	Imperial County, CA Special Tax[1]	5.000		09/01/2037	2,457,950
7,000,000	Imperial, CA Irrigation District[1]	6.250		11/01/2031	7,864,850
2,215,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2027	1,931,103
1,000,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2036	822,850
2,500,000	Indio, CA Community Facilities District Special Tax[1]	5.250		09/01/2036	2,005,975
285,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000		09/01/2020	270,405
300,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.000		09/01/2021	280,107
625,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.050		09/01/2026	536,494
2,805,000	Indio, CA Community Facilities District Special Tax (Sonora Wells)[1]	5.125		09/01/2036	2,195,417
35,000	Indio, CA Hsg. (Olive Court Apartments)[1]	6.375		12/01/2026	35,040
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2002-2[1]	6.125		09/02/2027	24,659
1,995,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-03[1]	6.125		09/02/2029	1,917,993
25,000	Indio, CA Improvement Bond Act 1915 Assessment District No. 2003-5 (Sunburst)[1]	5.875		09/02/2029	23,758
354,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[3]	06/01/2057	2,602,672
3,170,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000		09/01/2036	2,513,588
10,000	Irvine, CA Improvement Bond Act 1915[1]	5.625		09/02/2024	10,115
30,000	Jurupa, CA Community Services District Special Tax[1]	5.000		09/01/2036	25,114
650,000	Jurupa, CA Community Services District Special Tax (Eastvale Area)[1]	6.375		09/01/2033	648,804
2,650,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 15 (Eastvale)[1]	6.500		09/01/2042	2,669,266
500,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 38[1]	6.375		09/01/2040	491,200
110,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	105,552
33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$2,575,000	Jurupa, CA Public Financing Authority[1]	6.125%	09/01/2040	$2,446,147
1,140,000	Jurupa, CA Public Financing Authority[1]	6.125	09/01/2040	1,082,954
20,000	Kingsburg, CA Public Financing Authority[1]	8.000	09/15/2021	20,031
5,000,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	5.600	02/15/2033	4,283,200
2,000,000	La Verne, CA COP (Bethren Hillcrest Homes)[1]	6.625	02/15/2025	2,005,520
645,000	Lake Berryessa, CA Resort Improvement District[1]	5.250	09/02/2017	550,146
1,440,000	Lake Berryessa, CA Resort Improvement District[1]	5.500	09/02/2027	1,052,698
2,410,000	Lake Berryessa, CA Resort Improvement District[1]	5.550	09/02/2037	1,597,926
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)[1]	5.400	09/01/2036	1,760,612
120,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.875	09/01/2027	113,032
245,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.875	09/01/2028	229,082
155,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.000	09/01/2029	146,187
200,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.000	09/01/2030	187,274
2,050,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	6.250	09/01/2040	1,890,777
2,575,000	Lake Elsinore, CA Special Tax[1]	5.150	09/01/2036	2,022,972
920,000	Lake Elsinore, CA Special Tax[1]	5.200	09/01/2026	831,450
2,800,000	Lake Elsinore, CA Special Tax[1]	5.250	09/01/2037	2,323,300
1,150,000	Lake Elsinore, CA Special Tax[1]	5.350	09/01/2036	994,716
1,210,000	Lake Elsinore, CA Special Tax[1]	5.350	09/01/2036	1,046,614
2,000,000	Lake Elsinore, CA Special Tax[1]	5.450	09/01/2036	1,718,860
1,170,000	Lake Elsinore, CA Unified School District[1]	5.000	09/01/2037	899,180
3,430,000	Lake Elsinore, CA Unified School District[1]	5.350	09/01/2035	2,172,596
1,220,000	Lake Elsinore, CA Unified School District[1]	5.350	09/01/2035	999,095
1,435,000	Lake Elsinore, CA Unified School District[1]	5.400	09/01/2035	1,255,410
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7[1]	6.250	09/01/2040	1,241,608
350,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-4[1]	5.625	09/01/2040	295,057
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900	09/01/2037	1,020,118
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875	08/01/2034	1,684,796
1,010,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875	08/01/2039	1,014,242
20,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.600	06/01/2018	20,336
10,000	Lathrop, CA Financing Authority (Water Supply)[1]	5.700	06/01/2019	10,136
34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	5.100%	09/02/2035	$1,313,384
50,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.000	09/02/2022	50,021
20,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125	09/02/2028	19,112
60,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)[1]	6.125	09/02/2033	55,399
4,395,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000	09/01/2033	4,298,090
475,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.000	09/01/2015	189,715
445,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.000	09/01/2016	177,733
670,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.125	09/01/2017	267,598
800,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.125	09/01/2018	319,520
1,015,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.200	09/01/2019	405,391
505,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.250	09/01/2021	201,697
5,680,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.300	09/01/2026	2,268,592
32,305,000	Lathrop, CA Special Tax Community Facilities District No. 06-1[5]	5.375	09/01/2036	12,902,617
635,000	Lincoln, CA Special Tax[1]	5.000	09/01/2026	503,199
1,315,000	Lincoln, CA Special Tax[1]	5.000	09/01/2036	915,358
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)[1]	5.000	08/01/2025	136,719
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500	11/15/2037	971,500
15,000,000	Los Angeles, CA Community College District[2]	5.000	08/01/2033	15,378,450
10,000,000	Los Angeles, CA Community College District[2]	6.000	08/01/2033	11,159,100
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500	09/01/2039	2,104,112
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)[1]	5.000	12/01/2026	1,310,054
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250	05/15/2024	14,914,994
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375	05/15/2026	10,497,349
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375	05/15/2027	11,481,141
35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375%	05/15/2028	$10,489,008
10,215,000	Los Angeles, CA Dept. of Airports ROLs[2]	5.375	05/15/2025	10,771,615
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375	07/01/2034	3,162,990
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375	07/01/2038	12,528,840
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250	08/01/2034	16,886,800
1,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000	06/01/2029	1,023,350
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375	06/01/2039	509,350
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000	12/01/2020	892,590
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000	12/01/2027	629,321
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000	09/01/2039	4,204,840
2,500,000	Los Angeles, CA Unified School District[1]	5.000	07/01/2029	2,608,675
20,000	Los Banos, CA COP	6.000	12/01/2019	20,005
1,605,000	Los Banos, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2036	1,232,576
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750	03/15/2028	85,014
925,000	Madera, CA Special Tax[1]	5.000	09/01/2036	637,760
500,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)[1]	5.875	09/01/2039	501,290
10,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 89[1]	5.400	09/01/2023	8,974
4,530,000	Mayers, CA Memorial Hospital District[1]	7.875	06/01/2041	4,541,597
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150	07/01/2035	1,035,306
100,000	Menifee, CA Union School District Special Tax[1]	5.000	09/01/2022	85,089
915,000	Menifee, CA Union School District Special Tax[1]	5.200	09/01/2030	694,805
400,000	Menifee, CA Union School District Special Tax[1]	5.200	09/01/2035	334,988
500,000	Menifee, CA Union School District Special Tax[1]	5.250	09/01/2035	360,690
2,930,000	Merced, CA Special Tax[1]	5.000	09/01/2036	1,847,394
500,000	Merced, CA Special Tax[1]	5.100	09/01/2035	322,520
4,705,000	Metropolitan Water District of Southern California[1]	5.000	07/01/2032	4,889,154
3,135,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150	09/01/2036	2,462,919
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100	03/01/2027	3,268,710
1,250,000	Moreno Valley, CA Special Tax Community Facilities District No. 5[1]	5.000	09/01/2037	907,663
25,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.100	09/01/2028	22,417
1,475,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.150	09/01/2035	1,267,718
36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$680,000	Moreno Valley, CA Unified School District Community Facilities District[1]	5.200%		09/01/2036	$586,276
750,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037	572,723
1,665,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-6[1]	5.000		09/01/2022	1,596,485
10,000	Murrieta, CA Community Facilities District Special Tax (Bluestone)[1]	6.300		09/01/2031	9,668
240,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)[1]	5.125		09/01/2035	198,826
25,000	Murrieta, CA Community Facilities District Special Tax (Murrieta Springs)[1]	5.375		09/01/2029	22,227
35,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.250		09/01/2037	28,855
370,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.375		09/01/2026	318,204
1,355,000	Murrieta, CA Valley Unified School District Special Tax[1]	5.450		09/01/2038	1,057,591
25,000	Murrieta, CA Water Public Financing Authority[1]	6.600		10/01/2016	25,086
2,000,000	Newport Beach, CA (Hoag Memorial Hospital Presbyterian)[1]	6.000		12/01/2040	2,174,940
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000		03/01/2036	1,941,140
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.700	[3]	06/01/2045	3,801,214
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500		08/01/2034	1,405,638
45,000	Northern, CA Inyo County Local Hospital District[1]	5.300		12/01/2028	34,540
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375		12/01/2025	1,997,000
1,000,000	Oak Valley, CA Hospital District[1]	7.000		11/01/2035	1,005,930
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100		06/01/2027	9,272
1,000,000	Oakland, CA GO1	6.000		01/15/2034	1,068,350
250,000	Oakland, CA GO1	6.250		01/15/2039	268,373
2,500,000	Oakland, CA Unified School District[1]	5.250		08/01/2024	2,507,025
4,595,000	Oakland, CA Unified School District[1]	6.125		08/01/2029	4,875,065
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2022	282,923
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2023	281,920
250,000	Oakland, CA Unified School District[1]	6.500		08/01/2024	278,940
875,000	Oakley, CA Public Finance Authority[1]	5.200		09/02/2026	771,199
2,940,000	Oakley, CA Public Finance Authority[1]	5.250		09/02/2036	2,373,844
37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$3,215,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625%		09/01/2038	$2,958,539
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[1]	6.000		10/01/2040	1,933,080
440,000	Palm Desert, CA Financing Authority	5.050	[3]	08/01/2015	356,171
390,000	Palm Desert, CA Financing Authority	5.100	[3]	08/01/2016	297,348
230,000	Palm Desert, CA Financing Authority	5.650	[3]	04/01/2018	153,465
1,020,000	Palm Desert, CA Financing Authority	5.650	[3]	08/01/2018	664,071
265,000	Palm Desert, CA Financing Authority	5.750	[3]	04/01/2019	161,801
1,165,000	Palm Desert, CA Financing Authority	5.750	[3]	08/01/2019	693,000
305,000	Palm Desert, CA Financing Authority	5.850	[3]	04/01/2020	171,258
1,310,000	Palm Desert, CA Financing Authority	5.850	[3]	08/01/2020	716,243
340,000	Palm Desert, CA Financing Authority	5.950	[3]	04/01/2021	175,753
1,450,000	Palm Desert, CA Financing Authority	5.950	[3]	08/01/2021	730,771
380,000	Palm Desert, CA Financing Authority	6.000	[3]	04/01/2022	180,941
1,605,000	Palm Desert, CA Financing Authority	6.000	[3]	08/01/2022	745,137
395,000	Palm Desert, CA Financing Authority	6.010	[3]	04/01/2023	172,121
1,755,000	Palm Desert, CA Financing Authority	6.010	[3]	08/01/2023	745,085
410,000	Palm Desert, CA Financing Authority	6.020	[3]	04/01/2024	163,061
1,910,000	Palm Desert, CA Financing Authority	6.020	[3]	08/01/2024	740,221
430,000	Palm Desert, CA Financing Authority	6.030	[3]	04/01/2025	156,210
2,070,000	Palm Desert, CA Financing Authority	6.030	[3]	08/01/2025	732,946
445,000	Palm Desert, CA Financing Authority	6.040	[3]	04/01/2026	147,700
2,235,000	Palm Desert, CA Financing Authority	6.040	[3]	08/01/2026	723,447
465,000	Palm Desert, CA Financing Authority	6.050	[3]	04/01/2027	141,658
1,400,000	Palm Desert, CA Financing Authority	6.050	[3]	08/01/2027	415,842
480,000	Palm Desert, CA Financing Authority	6.060	[3]	04/01/2028	134,678
1,415,000	Palm Desert, CA Financing Authority	6.060	[3]	08/01/2028	387,059
500,000	Palm Desert, CA Financing Authority	6.070	[3]	04/01/2029	128,890
1,370,000	Palm Desert, CA Financing Authority	6.070	[3]	08/01/2029	344,254
520,000	Palm Desert, CA Financing Authority	6.080	[3]	04/01/2030	114,312
1,430,000	Palm Desert, CA Financing Authority	6.080	[3]	08/01/2030	305,963
540,000	Palm Desert, CA Financing Authority	6.090	[3]	04/01/2031	108,632
1,495,000	Palm Desert, CA Financing Authority	6.090	[3]	08/01/2031	292,691
560,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2032	102,609
1,560,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2032	278,117
580,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2033	96,483
1,625,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2033	262,958
590,000	Palm Desert, CA Financing Authority	6.100	[3]	04/01/2034	89,763
1,705,000	Palm Desert, CA Financing Authority	6.100	[3]	08/01/2034	252,306
38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$2,075,000	Palm Desert, CA Financing Authority	6.100	[3]%	08/01/2035	$281,951
5,000,000	Palm Desert, CA Improvement Bond Act 1915[1]	5.100		09/02/2037	3,441,600
3,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1[1]	5.150		09/01/2027	2,520,090
2,335,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.250		09/01/2026	2,008,520
2,000,000	Palm Desert, CA Special Tax Community Facilities District No. 2005-1-A1	5.450		09/01/2032	1,654,300
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450		07/01/2020	109,700
490,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550		07/01/2028	427,123
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400		07/01/2023	232,928
505,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500		07/01/2027	466,620
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)[1]	5.250		01/01/2022	85,074
10,000	Palm Springs, CA Improvement Bond Act 1915[1]	5.550		09/02/2023	9,342
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400		09/01/2035	1,104,501
6,460,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125		09/01/2037	5,620,200
5,435,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250		09/01/2035	4,864,977
500,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[1]	5.700		08/01/2018	501,175
20,000	Palo Alto, CA Improvement Bond Act 1915 (University Ave. Area)[1]	5.750		09/02/2022	20,156
1,365,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	1,176,371
2,025,000	Perris, CA Community Facilities District Special Tax (Amber Oaks)[1]	6.000		09/01/2034	1,949,083
2,500,000	Perris, CA Community Facilities District Special Tax (Chaparral Ridge)[1]	6.250		09/01/2033	2,490,925
2,110,000	Perris, CA Community Facilities District Special Tax (Harmony Grove)[1]	5.300		09/01/2035	1,818,419
10,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.100		09/01/2030	8,768
120,000	Perris, CA Community Facilities District Special Tax (May Farms)[1]	5.150		09/01/2035	101,177
1,260,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037	974,572
39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$1,270,000	Perris, CA Community Facilities District Special Tax, Series A1	5.750%		09/01/2035	$1,176,541
2,500,000	Perris, CA Community Facilities District Special Tax, Series B1	6.000		09/01/2034	2,406,275
140,000	Perris, CA Public Financing Authority[1]	5.000		09/01/2017	140,909
85,000	Perris, CA Public Financing Authority[1]	5.100		09/01/2018	84,996
2,000,000	Perris, CA Public Financing Authority[1]	5.350		10/01/2036	1,551,160
10,000	Perris, CA Public Financing Authority, Series A1	6.000		09/01/2023	10,140
80,000	Perris, CA Public Financing Authority, Series A1	6.125		09/01/2034	78,208
1,815,000	Perris, CA Public Financing Authority, Series A1	6.250		09/01/2033	1,808,412
2,080,000	Perris, CA Public Financing Authority, Series A1	6.600		09/01/2038	1,955,470
2,035,000	Perris, CA Public Financing Authority, Series C1	6.200		09/01/2038	1,861,252
860,000	Perris, CA Public Financing Authority, Series D1	5.500		09/01/2024	805,055
7,600,000	Perris, CA Public Financing Authority, Series D1	5.800		09/01/2038	6,664,440
25,000	Pleasant Hill, CA Special Tax Downtown Community Facilities District No. 1[1]	6.000		09/01/2032	22,879
500,000	Pomona, CA Public Financing Authority (Water Facilities)[1]	5.000		05/01/2047	476,400
50,000	Pomona, CA Unified School District[1]	6.150		08/01/2030	54,608
2,280,000	Port of Oakland, CA2	5.000		11/01/2032	2,254,610
18,220,000	Port of Oakland, CA2	5.000		11/01/2032	18,017,101
1,900,000	Port of Oakland, CA1	5.750		11/01/2021	1,902,185
4,000,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14[1]	5.250		09/01/2036	3,385,080
3,000,000	Ramona, CA Unified School District COP[1]	0.000	[4]	05/01/2032	2,650,050
25,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.000		09/01/2033	23,405
20,000	Rancho Cordova, CA Community Facilities District Special Tax (Sunridge Anatolia)[1]	6.100		09/01/2037	18,668
600,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)[1]	5.000		09/01/2027	495,300
1,260,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Amador)[1]	5.000		09/01/2037	938,095
5,560,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Etiwanda)[1]	5.375		09/01/2036	4,520,947
570,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.000		09/01/2027	493,113
1,120,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.000		09/01/2037	883,232
2,510,000	Rancho Cucamonga, CA Community Facilities District Special Tax (Vintners)[1]	5.375		09/01/2036	2,040,931
40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

California Continued
$20,000	Rancho Santa Fe, CA Community Services District Special Tax[1]	6.600%		09/01/2023	$20,008
5,000,000	Rancho, CA Water District Financing Authority[1]	5.000		08/01/2028	5,220,550
10,000	Redding, CA Improvement Bond Act 1915 (Tierra Oaks Assessment District 1993-1)[1]	7.000		09/02/2012	9,877
1,975,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875		09/01/2033	1,852,037
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.250		09/01/2026	429,921
1,470,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036	1,190,671
20,000	Richgrove, CA School District[1]	6.375		07/01/2018	20,066
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750		08/01/2029	2,125,740
2,660,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2026	2,317,631
1,165,000	Richmond, CA Joint Powers Financing Authority (Westridge Hilltop Apartments)[1]	5.000		12/15/2033	948,531
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250		06/30/2037	2,500,675
10,530,000	Rio Hondo, CA Community College District	0.000	[4]	08/01/2042	4,353,944
2,000,000	Rio Vista, CA Community Facilities District Special Tax No. 1[1]	5.125		09/01/2036	1,575,220
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850		09/01/2035	2,657,910
15,065,000	River Islands, CA Public Financing Authority[1]	5.200		09/01/2037	9,870,437
100,000	River Islands, CA Public Financing Authority[1]	6.000		09/01/2027	81,756
25,000	River Islands, CA Public Financing Authority[1]	6.000		09/01/2035	18,839
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)	5.000		08/01/2032	388,780
6,585,000	Riverside County, CA Community Facilities District (Scott Road)[1]	7.250		09/01/2038	6,409,576
25,000	Riverside County, CA Community Facilities District Special Tax[1]	5.600		09/01/2019	24,519
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2027	562,510
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000	[4]	10/01/2031	564,150
1,225,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500		10/01/2025	1,253,212
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750		10/01/2030	1,223,712
1,500,000	Riverside, CA Improvement Bond Act 1915 (Hunter Park Assessment District)[1]	5.200		09/02/2036	1,172,550
41 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

California Continued
$135,000	Riverside, CA Improvement Bond Act 1915 (Sycamore Canyon Assessment District)[1]	8.500%	09/02/2012	$135,737
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300	09/01/2034	840,100
25,000	Riverside, CA Unified School District[1]	5.500	09/01/2032	22,655
1,385,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 12[1]	8.500	09/01/2038	1,444,403
355,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15[1]	6.500	09/01/2029	356,299
1,070,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15[1]	6.750	09/01/2039	1,068,577
25,000	Romoland, CA School District Special Tax[1]	5.250	09/01/2035	21,087
1,995,000	Romoland, CA School District Special Tax[1]	5.375	09/01/2038	1,638,773
1,115,000	Roseville, CA Special Tax (Diamond Creek)[1]	5.000	09/01/2026	624,991
4,850,000	Roseville, CA Special Tax (Diamond Creek)[1]	5.000	09/01/2037	2,280,228
3,445,000	Roseville, CA Special Tax (Stone Point)[1]	5.250	09/01/2036	1,872,599
1,000,000	Ross Valley, CA School District[1]	5.500	08/01/2041	1,019,650
60,000	Sacramento, CA Health Facility (Center for Aids Research Education & Services)[1]	5.300	01/01/2024	60,017
15,000	Sacramento, CA Special Tax (North Natomas Community Facilities)[1]	6.000	09/01/2033	14,501
1,515,000	San Bernardino County, CA Redevel. Agency Tax Allocation (San Sevaine Redevel.)[1]	5.000	09/01/2025	1,314,853
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)[1]	6.625	04/01/2026	1,798,311
1,410,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2027	1,021,954
3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000	02/01/2037	2,098,221
1,225,000	San Diego County, CA COP	5.700	02/01/2028	946,974
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750	12/01/2032	5,296,995
12,335,000	San Diego, CA Community College District[2]	5.000	05/01/2030	12,658,617
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,093,990
20,000	San Diego, CA Improvement Bond Act 1915[1]	6.200	09/02/2033	17,803
5,880,000	San Diego, CA Public Facilities Financing Authority[1]	5.250	08/01/2027	6,414,962
10,000,000	San Diego, CA Regional Building Authority (County Operations Center & Annex)[2]	5.375	02/01/2036	10,393,900
65,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2030	62,882
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	15,002
42 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.500%	08/01/2039	$2,039,300
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750	08/01/2033	420,164
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000	08/01/2033	520,395
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)[1]	6.625	08/01/2039	1,512,855
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.500	08/01/2032	519,405
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)[1]	6.625	08/01/2039	563,781
1,090,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2022	1,229,106
1,040,000	San Gorgonio, CA Memorial Health Care District[1]	6.750	08/01/2023	1,161,659
6,500,000	San Gorgonio, CA Memorial Healthcare[1]	7.100	08/01/2033	7,018,895
6,490,000	San Jacinto, CA Financing Authority, Tranche A1	6.600	09/01/2033	4,966,018
6,345,000	San Jacinto, CA Financing Authority, Tranche B1	6.600	09/01/2033	4,855,067
6,510,000	San Jacinto, CA Financing Authority, Tranche C	6.600	09/01/2033	4,971,296
250,000	San Jacinto, CA Unified School District Special[1]	5.750	09/01/2040	230,195
500,000	San Jacinto, CA Unified School District Special Tax[1]	5.100	09/01/2036	303,415
2,000,000	San Jose, CA Airport[1]	6.250	03/01/2034	2,082,520
35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875	09/02/2023	34,243
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	2,840,922
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600	09/01/2027	24,974
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	10,447,200
10,000,000	San Mateo, CA Union High School District[2]	5.000	09/01/2042	10,178,100
550,000	Santa Ana, CA Unified School District Special Tax[1]	5.100	09/01/2035	413,177
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	977,760
1,960,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	1,873,564
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,034,560
50,000	Santa Clarita, CA Community Facilities District Special Tax[1]	5.850	11/15/2032	46,221
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000	09/01/2036	9,136,362
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	1,851,010
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	2,739,724
43 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$805,000	Saugus, CA Union School District[1]	6.750%		09/01/2034	$811,448
2,715,000	Saugus, CA Union School District[1]	7.000		09/01/2041	2,765,852
5,535,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	6,338,129
1,670,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625		09/01/2038	1,912,317
10,000	Seaside, CA Redevel. Agency Tax Allocation[1]	5.375		08/01/2033	9,434
2,500,000	Sequoia, CA Unified High School District[1]	5.875		07/01/2036	2,721,400
5,000,000	Sequoia, CA Unified High School District[1]	6.000		07/01/2043	5,483,500
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.400		11/01/2026	930,860
3,335,000	Shafter, CA Community Devel. Agency Tax Allocation[1]	5.450		11/01/2036	2,610,471
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000		10/01/2026	1,722,150
335,000	Soledad, CA Redevel. Agency (Soledad Redevel.)[1]	5.350		12/01/2028	293,041
5,000	Sonoma County, CA Community Redevel. Agency (Roseland)[1]	7.900		08/01/2013	5,114
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000		09/01/2036	2,026,060
4,500,000	Southern CA Metropolitan Water District[1]	5.000		07/01/2035	4,689,495
1,835,000	Southern CA Public Power Authority[1]	5.000		11/01/2033	1,671,850
470,000	Southern CA Public Power Authority[1]	5.250		11/01/2022	481,205
50,000	Southern CA Public Power Authority[1]	5.250		11/01/2023	51,177
250,000	Southern CA Public Power Authority[1]	5.250		11/01/2026	252,335
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2028	193,873
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000		11/01/2029	155,194
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250		11/01/2027	2,249,430
9,000,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	6,150,600
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[3]	06/01/2046	2,116,829
21,975,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	15,818,264
15,000	Spreckels, CA Union School District	6.125		08/01/2018	15,075
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875		09/01/2037	1,744,700
1,000,000	Stockton, CA Public Financing Authority, Series A1	5.250		09/01/2037	689,170
10,000	Suisun City, CA Public Financing Authority (Suisun City Redevel.)[1]	5.200		10/01/2028	9,235
15,000	Sulphur Springs, CA Unified School District Community Facilities District No. 2002-1-A1	6.000		09/01/2033	13,023
65,000	Susanville, CA Public Financing Authority[1]	7.750		09/01/2017	65,266
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500		06/01/2030	946,100
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1[1]	5.000		09/01/2036	83,712
44 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

California Continued
$20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)[1]	5.100%	09/01/2036	$16,096
990,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	4.900	09/01/2013	892,297
165,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.000	09/01/2014	141,712
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.050	09/01/2015	607,333
805,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.100	09/01/2016	632,609
8,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.450	09/01/2026	4,862,800
13,790,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.500	09/01/2036	7,817,275
2,500,000	Temecula, CA Redevel. Agency[1]	5.250	08/01/2036	2,156,250
4,415,000	Trinity County, CA COP	8.500	01/15/2026	3,972,705
50,000	Truckee-Donner, CA Public Utility District Special Tax[1]	6.100	09/01/2033	47,111
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	556,650
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2017	641,731
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.000	10/15/2022	2,390,544
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2027	263,874
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP[1]	5.125	10/15/2037	1,970,325
60,000	Turlock, CA Public Financing Authority[1]	5.450	09/01/2024	59,999
1,500,000	Tustin, CA Unified School District[1]	6.000	08/01/2036	1,647,315
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	524,950
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	435,709
35,000	Union City, CA Special Tax Community Facilities District No. 1997-1[1]	5.800	09/01/2028	30,976
100,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	5.900	09/01/2024	100,813
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)[1]	6.000	09/01/2024	57,125
95,000	Vacaville, CA Public Financing Authority[1]	5.400	09/01/2022	95,055
50,000	Valley Center-Pauma, CA Unified School District (Woods Valley Ranch)[1]	6.000	09/01/2033	43,410
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150	12/01/2031	1,267,116
45 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)[1]	5.000%		09/01/2024	$46,747
1,000,000	West Fresno, CA Elementary School District[1]	6.600		05/01/2035	1,141,170
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500		09/01/2042	1,581,225
50,000	West Kern, CA Water District[1]	4.500		06/01/2025	50,339
145,000	West Patterson, CA Financing Authority Special Tax[1]	6.100		09/01/2032	124,195
1,000,000	Westside, CA Union School District[1]	5.250		09/01/2036	833,370
2,300,000	Woodland, CA Finance Authority[1]	6.000		03/01/2036	2,392,506
1,500,000	Woodland, CA Finance Authority[1]	6.000		03/01/2041	1,550,145
10,000	Woodland, CA Special Tax Community Facilities District No. 1[1]	6.000		09/01/2028	8,929
3,550,000	Yuba City, CA Redevel. Agency[1]	5.250		09/01/2039	2,668,997

					1,328,763,060

U.S. Possessions—8.8%
2,955,000	Northern Mariana Islands Ports Authority, Series A1	5.500		03/15/2031	2,393,934
1,640,000	Northern Mariana Islands Ports Authority, Series A	6.250		03/15/2028	1,152,280
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	1,007,530
3,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125		07/01/2024	4,038,291
1,000,000	Puerto Rico Commonwealth GO1	5.500		07/01/2021	1,075,550
1,100,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	1,125,663
1,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,064,790
23,500,000	Puerto Rico Highway & Transportation Authority, Series N1	0.695	[6]	07/01/2045	12,628,900
900,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	826,128
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	6,106,468
40,340,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	33,441,457
25,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	21,353
5,055,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	5,488,163
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	10,270,800
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	18,420,520
12,000,000	V.I. Public Finance Authority (Hovensa Coker)[1]	6.500		07/01/2021	11,894,760

					110,956,587
Total Investments, at Value (Cost $1,685,556,854)—114.4%					1,439,719,647
Liabilities in Excess of Other Assets—(14.4)%					(180,929,584)

Net Assets—100.0%					$1,258,790,063

46 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,328,763,060	$—	$1,328,763,060
U.S. Possessions	—	110,956,587	—	110,956,587

Total Assets	$—	$1,439,719,647	$—	$1,439,719,647

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
47 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
CDA	Communities Devel. Authority
COP	Certificates of Participation
DRIVERS	Derivative Inverse Tax Exempt Receipt
GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding.
OCEAA	Orange County Educational Arts Academy
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
48 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $1,685,556,854)—see accompanying statement of investments	$1,439,719,647
Cash	440,512
Receivables and other assets:
Interest	25,631,517
Investments sold	7,220,556
Shares of beneficial interest sold	1,038,143
Other	268,601

Total assets	1,474,318,976

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	194,775,000
Payable on borrowings (See Note 5)	13,500,000
Shares of beneficial interest redeemed	5,313,665
Dividends	1,248,379
Distribution and service plan fees	258,751
Trustees’ compensation	245,189
Shareholder communications	46,427
Transfer and shareholder servicing agent fees	38,549
Interest expense on borrowings	1,548
Other	101,405

Total liabilities	215,528,913

Net Assets	$1,258,790,063

Composition of Net Assets
Par value of shares of beneficial interest	$162,419
Additional paid-in capital	1,980,459,997
Accumulated net investment income	8,022,176
Accumulated net realized loss on investments	(484,017,322)
Net unrealized depreciation on investments	(245,837,207)

Net Assets	$1,258,790,063

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
49 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $951,317,714 and 122,675,474 shares of beneficial interest outstanding)	$7.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.14
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,138,129 and 2,336,466 shares of beneficial interest outstanding)	$7.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $270,347,334 and 34,959,271 shares of beneficial interest outstanding)	$7.73
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $18,986,886 and 2,448,194 shares of beneficial interest outstanding)	$7.76
See accompanying Notes to Financial Statements.
50 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest	$108,791,241
Other income	1,404

Total investment income	108,792,645

Expenses
Management fees	5,984,531
Distribution and service plan fees:
Class A	2,421,271
Class B	210,241
Class C	2,844,894
Transfer and shareholder servicing agent fees:
Class A	356,370
Class B	26,481
Class C	143,868
Class Y	3,174
Shareholder communications:
Class A	59,189
Class B	4,004
Class C	24,059
Class Y	886
Interest expense and fees on short-term floating rate notes issued (See Note 1)	3,144,697
Borrowing fees	843,555
Trustees’ compensation	29,749
Interest expense on borrowings	21,380
Custodian fees and expenses	14,757
Administration service fees	1,500
Other	190,586

Total expenses	16,325,192
Less waivers and reimbursements of expenses	(44,087)

Net expenses	16,281,105

Net Investment Income	92,511,540

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(89,690,056)
Net change in unrealized appreciation/depreciation on investments	40,457,853

Net Increase in Net Assets Resulting from Operations	$43,279,337

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
51 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 29,	Year Ended July 30,
	2011[1]	2010[1]
Operations
Net investment income	$92,511,540	$100,901,281
Net realized loss	(89,690,056)	(68,482,045)
Net change in unrealized appreciation/depreciation	40,457,853	291,701,611

Net increase in net assets resulting from operations	43,279,337	324,120,847

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(69,960,200)	(78,141,922)
Class B	(1,281,046)	(1,612,309)
Class C	(17,649,225)	(19,515,349)
Class Y	(426,143)	—

	(89,316,614)	(99,269,580)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(143,096,318)	74,012,049
Class B	(5,895,891)	(1,887,362)
Class C	(33,338,112)	24,526,102
Class Y	17,868,958	—

	(164,461,363)	96,650,789

Net Assets
Total increase (decrease)	(210,498,640)	321,502,056
Beginning of period	1,469,288,703	1,147,786,647

End of period (including accumulated net investment income of $8,022,176 and $4,975,693, respectively)	$1,258,790,063	$1,469,288,703

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years.

See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
52 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended July 29, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$43,279,337
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(350,161,103)
Proceeds from disposition of investment securities	564,934,826
Short-term investment securities, net	44,763,193
Premium amortization	1,256,886
Discount accretion	(18,513,895)
Net realized loss on investments	89,690,056
Net change in unrealized appreciation/depreciation on investments	(40,457,853)
Change in assets:
Decrease in interest receivable	6,141,277
Decrease in receivable for securities sold	2,912,567
Decrease in other assets	4,837
Change in liabilities:
Decrease in other liabilities	(68,772)
Decrease in payable for securities purchased	(26,892,785)

Net cash provided by operating activities	316,888,571

Cash Flows from Financing Activities
Proceeds from bank borrowings	288,600,000
Payments on bank borrowings	(283,500,000)
Payments on short-term floating rate notes issued	(74,068,000)
Proceeds from shares sold	285,260,420
Payments on shares redeemed	(495,428,726)
Cash distributions paid	(37,938,813)

Net cash used in financing activities	(317,075,119)
Net decrease in cash	(186,548)
Cash, beginning balance	627,060

Cash, ending balance	$440,512

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $51,336,474.
Cash paid for interest on bank borrowings — $23,924.
Cash paid for interest on short-term floating rate notes issued — $3,144,697.

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
53 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.98	$6.70	$9.02	$11.43	$11.44

Income (loss) from investment operations:
Net investment income[2]	.55	.57	.56	.57	.53
Net realized and unrealized gain (loss)	(.25)	1.27	(2.32)	(2.43)	—

Total from investment operations	.30	1.84	(1.76)	(1.86)	.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.53)	(.56)	(.56)	(.55)	(.54)

Net asset value, end of period	$7.75	$7.98	$6.70	$9.02	$11.43

Total Return, at Net Asset Value[3]	4.11%	27.95%	(19.14)%	(16.60)%	4.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$951,318	$1,130,392	$883,104	$1,344,257	$1,907,202

Average net assets (in thousands)	$1,005,058	$1,082,612	$918,284	$1,584,343	$1,603,883

Ratios to average net assets:[4]
Net investment income	7.21%	7.34%	8.21%	5.69%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.75%	0.75%	0.79%	0.70%	0.71%
Interest and fees from borrowings	0.07%	0.25%	1.09%	0.16%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.22%	0.67%	0.78%	0.48%

Total expenses	1.06%	1.22%	2.55%	1.64%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	1.21%	2.55%	1.64%	1.29%

Portfolio turnover rate	27%	23%	32%	45%	11%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
54 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.99	$6.70	$9.02	$11.44	$11.44

Income (loss) from investment operations:
Net investment income[2]	.49	.51	.51	.49	.44
Net realized and unrealized gain (loss)	(.25)	1.28	(2.33)	(2.45)	.01

Total from investment operations	.24	1.79	(1.82)	(1.96)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.50)	(.50)	(.46)	(.45)

Net asset value, end of period	$7.76	$7.99	$6.70	$9.02	$11.44

Total Return, at Net Asset Value[3]	3.22%	27.03%	(19.85)%	(17.36)%	3.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,138	$24,850	$22,476	$40,026	$66,992

Average net assets (in thousands)	$21,006	$25,296	$25,591	$51,641	$68,193

Ratios to average net assets:[4]
Net investment income	6.35%	6.50%	7.35%	4.85%	3.79%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.61%	1.60%	1.64%	1.53%	1.50%
Interest and fees from borrowings	0.07%	0.25%	1.09%	0.16%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.22%	0.67%	0.78%	0.48%

Total expenses	1.92%	2.07%	3.40%	2.47%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.92%	2.06%	3.40%	2.47%	2.08%

Portfolio turnover rate	27%	23%	32%	45%	11%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
55 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$7.96	$6.68	$9.00	$11.40	$11.41

Income (loss) from investment operations:
Net investment income[2]	.49	.51	.51	.49	.44
Net realized and unrealized gain (loss)	(.25)	1.27	(2.32)	(2.42)	.01

Total from investment operations	.24	1.78	(1.81)	(1.93)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.50)	(.51)	(.47)	(.46)

Net asset value, end of period	$7.73	$7.96	$6.68	$9.00	$11.40

Total Return, at Net Asset Value[3]	3.33%	27.06%	(19.82)%	(17.20)%	3.89%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$270,347	$314,047	$242,207	$343,268	$482,657

Average net assets (in thousands)	$284,373	$302,114	$243,658	$402,977	$362,456

Ratios to average net assets:[4]
Net investment income	6.43%	6.57%	7.47%	4.91%	3.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.52%	1.57%	1.48%	1.48%
Interest and fees from borrowings	0.07%	0.25%	1.09%	0.16%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.24%	0.22%	0.67%	0.78%	0.48%

Total expenses	1.84%	1.99%	3.33%	2.42%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.98%	3.33%	2.42%	2.06%

Portfolio turnover rate	27%	23%	32%	45%	11%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
56 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Period Ended
Class Y	July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.73

Income (loss) from investment operations:
Net investment income[2]	.38
Net realized and unrealized gain	.01

Total from investment operations	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)

Net asset value, end of period	$7.76

Total Return, at Net Asset Value[3]	5.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,987

Average net assets (in thousands)	$8,939

Ratios to average net assets:[4]
Net investment income	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.55%
Interest and fees from borrowings	0.06%
Interest and fees on short-term floating rate notes issued[5]	0.24%

Total expenses	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%

Portfolio turnover rate	27%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
57 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on November 29, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
58 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
59 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $194,775,000 as of July 29, 2011, which represents 13.21% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 29, 2011, municipal bond holdings with a value of $298,878,797 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $194,775,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates
60 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 29, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	16.080%	10/1/39	$2,811,900
2,500,000	Bay Area, CA Toll Authority ROLs	17.009	4/1/43	2,932,600
2,500,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	17.444	4/1/44	3,053,100
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	8.460	12/1/35	5,743,700
3,555,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident HealthSystem-Oregon Obligated Group)	16.683	10/1/39	3,930,124
3,000,000	CA Statewide CDA ROLs	17.968	7/1/47	3,044,160
2,840,000	Citrus, CA Community College District DRIVERS	16.478	6/1/31	3,540,344
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLS[3]	8.031	6/1/36	8,102,100
1,290,000	Grossmont, CA Union High School District ROLs[3]	14.519	8/1/30	1,696,556
1,225,000	Grossmont, CA Union High School District ROLs[3]	14.545	8/1/31	1,563,198
2,500,000	Grossmont, CA Union High School District ROLs[3]	17.159	8/1/45	3,036,200
3,750,000	Los Angeles, CA Community College District ROLs[3]	15.301	8/1/33	4,128,450
2,500,000	Los Angeles, CA Community College District ROLs[3]	16.080	8/1/33	3,659,100
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	11.932	5/15/24	5,439,994
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.247	5/15/26	3,832,349
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.258	5/15/27	4,146,141
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) DRIVERS	12.253	5/15/28	3,759,008
3,405,000	Los Angeles, CA Dept. of Airports ROLs	12.643	5/15/25	3,961,615
750,000	Los Angeles, CA Dept. of Water & Power DRIVERS	16.238	7/1/34	912,990
3,000,000	Los Angeles, CA Dept. of Water & Power DRIVERS	16.238	7/1/38	3,528,840
4,075,000	Los Angeles, CA Harbor Dept. DRIVERS	15.822	8/1/34	4,661,800
6,835,000	Port of Oakland, CA ROLs[3]	11.454	11/1/32	6,606,711
6,170,000	San Diego, CA Community College District ROLs[3]	8.030	5/1/30	6,493,617
2,500,000	San Diego, CA Regional Building Authority (CountyOperations Center & Annex) DRIVERS	16.255	2/1/36	2,893,900
5,000,000	San Marcos, CA Unified School District ROLs[3]	8.460	8/1/31	5,447,200
5,000,000	San Mateo, CA Union High School District ROLs[3]	8.030	9/1/42	5,178,100

				$104,103,797

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
61 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 29, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $91,105,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost	$45,989,374
Market Value	$18,844,975
Market Value as a % of Net Assets	1.50%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
62 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$13,065,482	$—	$479,509,128	$250,386,840

1.	As of July 29, 2011, the Fund had $391,310,662 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386

Total	$391,310,662

2.	As of July 29, 2011, the Fund had $88,198,466 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction	Reduction
to Accumulated	to Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$148,443	$148,443
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Exempt-interest dividends	$88,965,190	$98,891,914
Ordinary income	351,424	377,666

Total	$89,316,614	$99,269,580

63 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,886,546,355 [1]

Gross unrealized appreciation	$59,803,591
Gross unrealized depreciation	(310,190,431)

Net unrealized depreciation	$(250,386,840)

1.	The Federal tax cost of securities does not include cost of $196,439,868, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$5,855
Payments Made to Retired Trustees	16,868
Accumulated Liability as of July 29, 2011	132,306
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee
64 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
65 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2.	Shares of Beneficial Interests
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011[1]		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	28,047,032	$215,150,734	36,680,829	$286,383,432
Dividends and/or distributions reinvested	5,273,966	40,405,655	5,659,039	44,348,703
Redeemed	(52,320,262)	(398,652,707)	(32,554,893)	(256,720,086)

Net increase (decrease)	(18,999,264)	$(143,096,318)	9,784,975	$74,012,049

Class B
Sold	225,030	$1,776,294	395,511	$3,076,710
Dividends and/or distributions reinvested	112,577	863,826	142,901	1,119,942
Redeemed	(1,112,433)	(8,536,011)	(780,563)	(6,084,014)

Net decrease	(774,826)	$(5,895,891)	(242,151)	$(1,887,362)

Class C
Sold	5,876,007	$45,476,574	9,777,432	$76,119,634
Dividends and/or distributions reinvested	1,278,124	9,768,627	1,430,415	11,182,333
Redeemed	(11,656,830)	(88,583,313)	(8,005,851)	(62,775,865)

Net increase (decrease)	(4,502,699)	$(33,338,112)	3,201,996	$24,526,102

Class Y
Sold	2,602,101	$19,019,100	—	$—
Dividends and/or distributions reinvested	39,338	298,366	—	—
Redeemed	(193,245)	(1,448,508)	—	—

Net increase	2,448,194	$17,868,958	—	$—

1.	For the year ended July 29, 2011, for Class A, B and C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011 for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$350,161,103	$564,934,826
66 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $542,019 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the
67 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$2,350,364
Class C	6,915,127
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$214,686	$21,295	$68,303	$42,711
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 29, 2011, the Manager reimbursed the Fund $44,083 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended July 29, 2011, OFS waived transfer and shareholder servicing agent fees as follows:

Class Y	$4
Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
68 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 29, 2011, the Fund had borrowings outstanding at an interest rate of 0.175%. Details of the borrowings for the year ended July 29, 2011 are as follows:

Average Daily Loan Balance	$7,849,041
Average Daily Interest Rate	0.271%
Fees Paid	$745,003
Interest Paid	$23,924
69 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 29, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended July 29, 2011.
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7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the outstanding lawsuits relating to the Fund, nor any other lawsuits outstanding against Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee
71 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 29, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 29, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction. 99.61% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an annual term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001- May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003- March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006- February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
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Robert G. Zack, Continued	(since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
82 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct, our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

●	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
83 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
84 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $43,800 in fiscal 2011 and 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2010 and $2,895 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 and $285,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, custody examination and professional services for the capital accumulation plan and FIN45.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $950 in fiscal 2011 and $8,526 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $172,069 in fiscal 2011 and $297,321 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2)	Exhibits attached hereto.

(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer California Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 9/13/2011